                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.




                                                /s/ Daniel F. Akerson
                                                ------------------------------
                                                Daniel F. Akerson
                                                Chairman of the Board, Director
                                                and Chief Executive Officer
                                                (Principal Executive Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.




                                                /s/ Steven M. Shindler
                                                -------------------------------
                                                Steven M. Shindler
                                                Senior Vice President and Chief
                                                Financial Officer
                                                (Principal Financial Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.



                                               /s/ Stephen M. Bailor
                                               --------------------------------
                                               Stephen M. Bailor
                                               Vice President and Corporate
                                               Controller (Principal Accounting
                                               Officer)

                               POWER OF ATTORNEY


                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.




                                                /s/ Morgan E. O'Brien
                                                -------------------------------
                                                Morgan E. O'Brien
                                                Vice Chairman of the Board
                                                and Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.




                                               /s/ Timothy M. Donahue
                                               --------------------------------
                                               Timothy M. Donahue
                                               President and Chief Operating
                                               Officer and Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.




                                                 /s/ Keith Bane
                                                 ------------------------------
                                                 Keith Bane
                                                 Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of January 31, 1997.




                                                /s/ Robert Cooper
                                                -------------------------------
                                                Robert Cooper
                                                Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 3, 1997.




                                               /s/ Keisuke Nakasaki
                                               --------------------------------
                                               Keisuke Nakasaki
                                               Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of January 31, 1997.




                                               /s/ Masaaki Torimoto
                                               --------------------------------
                                               Masaaki Torimoto
                                               Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of February 2, 1997.




                                               /s/ Dennis Weibling
                                               --------------------------------
                                               Dennis Weibling
                                               Director